UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2018

CV SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-54677 (Commission File Number)	80-0944970 (I.R.S. Employer Identification No.)

2688 South Rainbow Boulevard, Suite B

Las Vegas, Nevada 89146

(Address of principal executive offices)

(866) 290-2157
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 2.02	Results of Operations and Financial Condition

The information provided below in “Item 7.01 – Regulation FD Disclosure” of this Current Report on Form 8-K is incorporated by reference into this Item 2.02.

Item 7.01	Regulation FD Disclosure

On August 4, 2018, Dr. Joseph C. Maroon, a Board-Certified Neurosurgeon presented materials titled Cannabidiol (CBD): Therapeutic Uses for Health and Wellness (the “Maroon Presentation”) as a guest of CV Sciences, Inc. (the “Company”) at its Investor Day following the conclusion of its 2018 Annual Meeting of Stockholders. Following Dr. Maroon’s presentation, the Company’s Chief Executive Officer, Joseph Dowling, presented materials titled CV Sciences, a Life Sciences Company, CBD-Based Pharmaceutical & Consumer Products – Corporate Presentation (together with the Maroon Presentation, the “Materials”). Some of the information in the Materials and disclosed at the Investor Day was not previously disclosed publicly and as a result the Materials are furnished as Exhibit 99.1 and Exhibit 99.2 hereto and incorporated herein by reference.

Exhibit 99.1 and Exhibit 99.2 contain forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed in these forward-looking statements.

The information set forth under Item 7.01 of this Current Report on Form 8-K (“Current Report”), including Exhibit 99.1 and Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1 and Exhibit 99.2, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Cannabidiol (CBD): Therapeutic Uses for Health and Wellness Presentation, dated August 4, 2018.
99.2	CV Sciences, a Life Sciences Company, CBD-Based Pharmaceutical & Consumer Products - Corporate Presentation, dated August 4, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2018

CV SCIENCES, INC.

By: /s/ Joseph Dowling
Joseph Dowling
Chief Executive Officer and Chief Financial Officer